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                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and in the headnote under "Selected Consolidated and Combined Financial Data" and to the use of our report dated February 9, 2000 in Amendment No. 2 to the Registration Statement on Form S-1 (SEC File No. 333-91701) and related Prospectus of Broadband Sports, Inc. for the registration of 3,300,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Los Angeles, California

March 3, 2000